Exhibit 99.1

Private and Confidential

Report of Factual Findings - Proposed issue by Foyt Finance Designated Activity Company of auto loan-backed floating rate notes (the “Issue”)

The Directors

Foyt Finance Designated Activity Company

Fleming Court

Fleming's Place
Dublin 4,

Dublin, Ireland
D04 N4X9

(the “Issuer”)

Citibank Europe PLC
1 North Wall Quay
I F S C
Dublin
Co Dublin 1

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

Purpose of this agreed-upon procedures report

We have performed the following agreed-upon procedures in accordance with our engagement letter dated 5 May 2026 (the “Engagement Letter”), a copy of which is attached as Appendix i. The agreed-upon procedures were performed solely to assist you in evaluating the validity of certain characteristics of loans (the “Loan Pool”).

Our responsibilities

We have conducted the agreed-upon procedures engagement in accordance with the Standards for Investment Reporting issued by the Financial Reporting Council of the United Kingdom

Professional ethics

We conducted our engagement with integrity and objectivity and complied with specific requirements to meet ethical, professional, and regulatory standards. We complied with the ICAEW Code of Ethics and the International Code of Ethics for Professional Accountants ethical requirements.

For the purpose of this engagement, there are no independence requirements with which we are required to comply.

Quality management

Our firm applies International Standard on Quality Management (UK) 1, Quality management for firms that perform audits or reviews of financial statements, or other assurance or related services engagements, and accordingly, maintains a comprehensive system of quality management including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and findings – First Loan Pool

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed-upon Procedures”).

The Issuer provided us with a data file ‘Muestra Project Andretti.xlsb’ (the “First Pool Run”) containing an account number for each of the 42,453 loans in the First Loan Pool.

A random sample of 457 loans was selected from the First Pool Run using the sampling approach below (the “First Sample”).

The Issuer then provided the data files ‘Project Andretti - Friendly Datatape_BO.xlsb‘, ‘Andretti - Datos Matricula y Chasis.xlsx’, ‘Collaterals extra information.xlsx’ and ‘DATOS_ADICIONALES_AUP.xlsx’ containing information for each loan in the First Sample (the “First Sample Pool”) as at 31 May 2025 (the “First Cut-off Date”).

We have carried out the agreed-upon procedures on the First Sample Pool during the period 26 June to 30 July 2025.

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed-upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.18 under the Agreed-upon Procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the First Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these Agreed-upon Procedures was the loan agreement and restructuring loan documents (together, the “Loan Agreement”), the payroll document and tax certificate (together, the “Loan Documentation”) and the AS400 live loan system (the “System”).

Objectives

The sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the First Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

1.	Agreed-upon Procedures

For each loan in the First Sample Pool we carried out the following Agreed-upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this Report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed-upon Procedures performed:

1.1.	Nature of Borrower

1.1.1.	For each loan in the First Sample Pool, we confirmed whether the borrower type shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the borrower type agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.1.2.	For each loan in the First Sample Pool, we confirmed that the borrower was not employed by the originator, as shown on the Loan Documentation. We found that the borrower was not employed by the originator, as shown on the Loan Documentation, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.2.	Borrower name

For each loan in the First Sample Pool, we confirmed whether the borrower name shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the borrower name agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.3.	Loan purpose

For each loan in the First Sample Pool, we confirmed whether the loan purpose shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the loan purpose agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.4.	Loan formalisation

For each loan in the First Sample Pool, we confirmed whether the loan was formalised in a private contract or witnessed by a notary. We found that the loan was formalised in a private contract or witnessed by a notary, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.5.	Loan formalisation date

For each loan in the First Sample Pool, we confirmed whether the loan formalisation date shown on the First Sample Pool agreed, to within 30 days, to that shown on the Loan Agreement. We found that the loan formalisation date agreed, to within 30 days, to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.6.	Loan maturity date

For each loan in the First Sample Pool, we confirmed whether the loan maturity date shown on the First Sample Pool agreed to that shown on the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days. We found that the loan maturity date agreed to the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.7.	Original loan balance

For each loan in the First Sample Pool, we confirmed whether the original loan balance shown on the First Sample Pool agreed to that shown on the Loan Agreement. We found that the original loan balance agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.8.	Current loan balance

For each loan in the First Sample Pool, we confirmed whether the current loan balance shown on the First Sample Pool agreed to that shown on the System, as at the First Cut-off Date. We found that the original loan balance agreed to the System as at the First Cut-off Date, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.9.	Interest rate

1.9.1.	For each loan in the First Sample Pool, we confirmed whether the current interest rate shown on the First Sample Pool agreed to that shown on the Loan Agreement, or in the case of loans with updated interest rates, to the System. We found that the current interest rate agreed to the Loan Agreement, or in the case of loans with updated interest rates, to the System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.9.2.	For each loan in the First Sample Pool, we confirmed whether the current interest rate shown on the First Sample Pool was fixed. We found that the current interest rate shown on the First Sample Pool was fixed, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.10	Third-party personal guarantee

For each loan in the First Sample Pool, we confirmed whether the third-party personal guarantee shown on the First Sample Pool agreed to that shown on the Loan Agreement. We found that the third-party personal guarantee agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.11.	Reservation of title

1.11.1.	For each loan in the First Sample Pool, we confirmed whether a reservation of title clause was shown on the Loan Agreement. We found that a reservation of title clause was shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.11.2	For each loan in the First Sample Pool, we confirmed whether the registered retention of title flag shown on the First Sample Pool agreed to the System. We found that the registered retention of title flag shown on the First Sample Pool agreed to the System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.12.	Payment due (€)

For each loan in the First Sample Pool, we confirmed whether the payment due amount shown on the First Sample Pool agreed to that shown on the System. We found that the payment due amount agreed to the System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.13.	Transfer of loan

For each loan in the First Sample Pool, we confirmed there was no restriction on free transmission of the loan, as shown on the Loan Agreement. We found that there was no restriction on free transmission of the loan, as shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.14.	Amortisation type

For each loan in the First Sample Pool, we confirmed whether the amortisation type shown on the First Sample Pool agreed to that shown on the Loan Agreement. We found that the amortisation type agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.15.	Vehicle identification number (chassis number or car registration number)

For each loan in the First Sample Pool, we confirmed whether the chassis number or car registration number shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the chassis number or car registration number shown on the First Sample Pool agreed with that shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.16.	Vehicle brand

For each loan in the First Sample Pool, we confirmed whether the vehicle brand shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the vehicle brand shown on the First Sample Pool agreed with that shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.17.	Employment type

For each loan in the First Sample Pool, we confirmed whether the employment type shown on the First Sample Pool agreed with that shown on the Loan Documentation or System. We found that the employment type agreed to the Loan Documentation or System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

1.18.	Insurance policy flag

For each loan in the First Sample Pool, we confirmed whether the insurance policy flag shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the insurance policy flag agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

Procedures and findings – Second Loan Pool

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed-upon Procedures”).

The Issuer provided us with a data file ‘Andretti – DataTape as of February 2026_Current Principal Balance’ (the “Second Pool Run”) containing an account number for each of the 38,041 loans in the Second Loan Pool.

A random sample of 457 loans was selected from the Second Pool Run using the sampling approach below (the “Second Sample”).

The Issuer then provided the data file ‘Andretti + Substitutes – Requested Information’ containing current interest rates for each loan in the Second Sample (together with the Second Pool Run, the “Second Sample Pool”) as at 28 February 2026 (the “Second Cut-off Date”).

We have carried out the agreed-upon procedures on the Second Sample Pool during the period 9 April to 4 May 2026.

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed-upon Procedures related to the documentation and procedures that support the Second Sample Pool contained in the Second Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.6 under the Agreed-upon Procedures sections below, have been limited to confirming that the selected attribute from the Second Pool Run information relating to the Second Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these Agreed-upon Procedures was the loan agreement and restructuring loan documents (together, the “Loan Agreement”), the payroll document and tax certificate (together, the “Loan Documentation”) and the AS400 live loan system (the “System”).

Objectives

The sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the Second Pool Run contained an error in the relevant attribute. Where errors were found in the Second Sample Pool, we have re-calculated the percentage errors that there might be in the Second Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

2.	Agreed-upon Procedures

For each loan in the Second Sample Pool we carried out the following Agreed-upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this Report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed-upon Procedures performed:

2.1.	Loan maturity date

For each loan in the Second Sample Pool, we confirmed whether the loan maturity date shown on the Second Sample Pool agreed to the System, to within 30 days. We found that the loan maturity date agreed to the System, to within 30 days, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Second Pool Run contained errors.

2.2.	Current loan balance

For each loan in the Second Sample Pool, we confirmed whether the current loan balance shown on the Second Sample Pool agreed to that shown on the System, as at the Second Cut-off Date. We found that the current loan balance agreed to the System as at the Second Cut-off Date, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Second Pool Run contained errors.

2.3.	Interest rate

2.3.1	For each loan in the Second Sample Pool, we confirmed whether the current interest rate shown on the Second Sample Pool agreed to the System. We found that the current interest rate agreed to the System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Second Pool Run contained errors.

2.3.2	For each loan in the Second Sample Pool, we confirmed whether the current interest rate shown on the Second Sample Pool was fixed. We found that the current interest rate shown on the Second Sample Pool was fixed, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Second Pool Run contained errors.

2.4.	Payment due (€)

For each loan in the Second Sample Pool, we confirmed whether the payment due amount shown on the Second Sample Pool agreed to that shown on the System. We found that the payment due amount agreed to the System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Second Pool Run contained errors.

2.5.	Principal Current Balance (€)

For each loan in the Second Sample Pool, we confirmed whether the principal current balance on the Second Sample Pool agreed to that shown on the System. We found that the principal current balance agreed to the System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Second Pool Run contained errors.

2.6	Days Past Due

For each loan in the Second Sample Pool, we confirmed whether the days past due on the Second Sample Pool agreed to that shown on the System. We found that the days past due agreed to the System, with no exceptions.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the Second Pool Run contained errors.

Procedures and findings – Third Loan Pool

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed-upon Procedures”).

The Issuer provided us with a data file ‘Foyt New Loan Tape Deloitte.xlsb’ (the “Third Pool Run”) containing an account number for each of the additional 6,284 loans to the First and Second Loan Pool (the “Third Loan Pool”).

A random sample of 59 loans was selected from the Third Pool Run using the sampling approach below (the “Third Sample”).

Information for each loan in the Third Sample was also contained in the Third Pool Run (the “Third Sample Pool”) as at 28 February 2026 (the “Third Cut-off Date”).

We have carried out the agreed-upon procedures on the Third Sample Pool during the period 9 April to 4 May 2026.

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed-upon Procedures related to the documentation and procedures that support the Third Sample Pool contained in the Third Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 3.1 to 3.16 under the Agreed-upon Procedures sections below, have been limited to confirming that the selected attribute from the Third Pool Run information relating to the Third Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these Agreed-upon Procedures was the loan agreement and restructuring loan documents (together, the “Loan Agreement”), the payroll document and tax certificate (together, the “Loan Documentation”) and the AS400 live loan system (the “System”).

Objectives

The sample sizes chosen were designed with the objective of us being able to state that there is a 95% confidence that not more than 5% of the population of the Third Pool Run contained an error in the relevant attribute. Where errors were found in the Third Sample Pool, we have re-calculated the percentage errors that there might be in the Third Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

3.	Agreed-upon Procedures

For each loan in the Third Sample Pool we carried out the following Agreed-upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this Report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed-upon Procedures performed:

3.1.	Nature of Borrower

3.1.1.	For each loan in the Third Sample Pool, we confirmed whether the borrower type shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the borrower type agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.1.2.	For each loan in the Third Sample Pool, we confirmed that the borrower was not employed by the originator, as shown on the Loan Documentation. We found that the borrower was not employed by the originator, as shown on the Loan Documentation, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.2.	Loan purpose

For each loan in the Third Sample Pool, we confirmed whether the loan purpose shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the loan purpose agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.3.	Loan formalisation

For each loan in the Third Sample Pool, we confirmed whether the loan was formalised in a private contract or witnessed by a notary. We found that the loan was formalised in a private contract or witnessed by a notary, /with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.4.	Loan formalisation date

For each loan in the Third Sample Pool, we confirmed whether the loan formalisation date shown on the Third Sample Pool agreed, to within 30 days, to that shown on the Loan Agreement. We found that the loan formalisation date agreed, to within 30 days, to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.5.	Loan maturity date

For each loan in the Third Sample Pool, we confirmed whether the loan maturity date shown on the Third Sample Pool agreed to that shown on the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days. We found that the loan maturity date agreed to the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.6.	Original loan balance

For each loan in the Third Sample Pool, we confirmed whether the original loan balance shown on the Third Sample Pool agreed to that shown on the Loan Agreement. We found that the original loan balance agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.7.	Current loan balance

For each loan in the Third Sample Pool, we confirmed whether the current loan balance shown on the Third Sample Pool agreed to that shown on the System, as at the Third Cut-off Date. We found that the original loan balance agreed to the System as at the Third Cut-off Date, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.8.	Interest rate

3.8.1.	For each loan in the Third Sample Pool, we confirmed whether the current interest rate shown on the Third Sample Pool agreed to that shown on the Loan Agreement, or in the case of loans with updated interest rates, to the System. We found that the current interest rate agreed to the Loan Agreement, or in the case of loans with updated interest rates, to the System, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.8.2.	For each loan in the Third Sample Pool, we confirmed whether the current interest rate shown on the Third Sample Pool was fixed. We found that the current interest rate shown on the Third Sample Pool was fixed, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.9.	Reservation of title

3.9.1.	For each loan in the Third Sample Pool, we confirmed whether a reservation of title clause was shown on the Loan Agreement. We found that a reservation of title clause was shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.9.2.	For each loan in the Third Sample Pool, we confirmed whether the registered retention of title flag shown on the Third Sample Pool agreed to the System. We found that the registered retention of title flag shown on the Third Sample Pool agreed to the System, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.10.	Payment due (€)

For each loan in the Third Sample Pool, we confirmed whether the payment due amount shown on the Third Sample Pool agreed to that shown on the System. We found that the payment due amount agreed to the System, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.11.	Transfer of loan

For each loan in the Third Sample Pool, we confirmed there was no restriction on free transmission of the loan, as shown on the Loan Agreement. We found that there was no restriction on free transmission of the loan, as shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.12.	Amortisation type

For each loan in the Third Sample Pool, we confirmed whether the amortisation type shown on the Third Sample Pool agreed to that shown on the Loan Agreement. We found that the amortisation type agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.13.	Vehicle identification number (chassis number or car registration number)

For each loan in the Third Sample Pool, we confirmed whether the chassis number or car registration number shown on the System agreed with that shown on the Loan Agreement. We found that the chassis number or car registration number shown on the System agreed with that shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.14.	Vehicle brand

For each loan in the Third Sample Pool, we confirmed whether the vehicle brand shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the vehicle brand shown on the Third Sample Pool agreed with that shown on the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.15.	Employment type

For each loan in the Third Sample Pool, we confirmed whether the employment type shown on the Third Sample Pool agreed with that shown on the Loan Documentation or System. We found that the employment type agreed to the Loan Documentation or System, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

3.16.	Insurance policy flag

For each loan in the Third Sample Pool, we confirmed whether the insurance policy flag shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the insurance policy flag agreed to the Loan Agreement, with no exceptions.

As a result of the procedure performed there is a 95% confidence that not more than 5% of the Third Pool Run contained errors.

Limitations

The scope of our work in preparing this report (the “Report”) was limited solely to those procedures set out above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed.

You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

Our Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipient parties.

The procedures we performed did not constitute an audit, review or an assurance engagement of any kind and consequently we do not express any assurance on the characteristics of the Loan Pool. We did not subject the information contained in our Report or given to us by the Directors to checking or verification procedures except to the extent expressly stated above. This is normal practice when carrying out such limited scope procedures, but contrasts significantly with, for example, an audit. The procedures we performed were not designed to and are not likely to reveal fraud.

Had we performed additional procedures, or had we performed an audit, review or assurance engagement of the loan pool in accordance with International Standards on Auditing, International Standards on Review Engagements, International Standards on Assurance Engagements (or relevant national standards or practices), other matters might have come to our attention that would have been reported to you.

Use of Report

This Report is provided to you solely for your private information under the terms of our Engagement Letter and solely for the purpose of performing certain agreed-upon procedures on certain auto loans. This Report may not be recited or referred to in any other document, copied nor made available (in whole or in part) to any other party other than the Recipient Parties nor may the fact of the engagement and our name in connection with the engagement be disclosed, without our prior express written consent (which shall not be unreasonably withheld or delayed). Nothing in this letter shall prevent you from disclosing this Report to your legal advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement and/or referring to and/or producing the Report in court proceedings. The Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Recipient Party (an “Affiliate”) for internal information or internal discussion purposes only in connection with the Issue and their respective legal advisers, directors, officers, partners or employees (each an “Affiliate Party”) on a need to know basis provided that you ensure that such parties to whom the Report is made available understand and accept that (a) the Report is confidential and must not be disclosed to any other party without our prior written consent, except where required by law, court order or regulatory authority, (b) in respect of personal data, they are required to comply with the Data Protection Legislation, (c) the Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising you in connection with the Issue and (d) if they place reliance on the Report they will do so at their own risk and have no recourse to the Deloitte parties ((a) to (d) together the “Recipient Obligations”). Each Recipient Party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

We acknowledge that you have indicated that you may request that we give access to this Report to certain rating agencies on a non-recourse basis. In preparing and signing this Report, we accept no duty, responsibility or liability to any other party (including any rating agency). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release this Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep this Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that this Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with this Report or the engagement.

This Report may not be used in connection with any obligations or responsibilities that you may have under any legislation, regulation and/or rule of law in the United States.

Other than those who have validly accepted the Engagement Letter, we will not accept any duty, responsibility or liability to any party to whom this Report is shown or into whose hands it may come.

/s/ Deloitte LLP

Deloitte LLP

7 May 2026

United Kingdom

Encl.

Appendix i Engagement Letter

Private and Confidential

The Directors

Foyt Finance Designated Activity Company

Fleming Court

Fleming's Place
Dublin 4,

Ireland
D04 N4X9

(the “Issuer”)

Citibank Europe PLC
1 North Wall Quay
I F S C
Dublin
Co Dublin 1

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in Appendix 1).

5 May 2026

Dear Sirs/Madams,

Terms of engagement – Agreed-upon procedures engagement relating to the proposed issue by Foyt Finance Designated Activity Company of auto loan-backed floating rate notes (the “Issue”)

We are pleased to set out, for your approval, the basis on which we propose to perform certain agreed-upon procedures on certain auto loans (the “Loan Pool”) solely for the purpose of assisting you in evaluating the validity of certain characteristics of the Loan Pool (the “Purpose”) and to report to you the result of those procedures (the “Report”). Accordingly, our Report will be addressed to you and our Report may not be suitable for any other purpose.

Our engagement will be conducted in accordance with the Standards for Investment Reporting 1000 issued by the Financial Reporting Council of the United Kingdom. Our standard Terms of Business are attached to this letter at Appendix 2.

This engagement letter is addressed to the “Recipient Parties” (each a “Recipient Party”), being the directors of the Issuer, the Arranger and Lead Manager and each of the Managers who have agreed or, prior to the issue of the Report, will agree to participate in the proposed Issue and who have or, prior to the issue of our Report, will have validly authorised the Arranger and Lead Manager to sign this engagement letter on their behalf. Their legal names are set out in Appendix 1 to this engagement letter and, together with the Arranger and Lead Manager, are referred to in this engagement letter as the “Managers”. The roles and undertakings of each of the Managers under this engagement letter are performed on a several basis and a failure by any one Manager to perform such roles or undertakings shall not invalidate our responsibilities to the other Managers hereunder.

By signing and accepting the terms of this engagement letter, the Arranger and Lead Manager confirms that it will ensure that it receives prima facie authority from each of the Managers identified in Appendix 1 authorising it to enter into this engagement letter on the relevant Manager’s behalf. However, the Arranger and Lead Manager makes no representation as to whether such prima facie authority actually confers the necessary authority.

Up to the date of the Report, a Manager may be added to Appendix 1 by the Issuer or by the Arranger and Lead Manager by written notice to us and the Issuer or the Arranger and Lead Manager. A Manager may also be deleted from Appendix 1 where the Manager withdraws from the Issue and/or advises the Arranger and Lead Manager that it does not wish to receive the benefit of the Report or for this engagement letter to be signed on its behalf or where the Arranger and Lead Manager does not receive authority to sign this engagement letter on behalf of the relevant Manager. The revised managers shall then, together with the Arranger and Lead Manager herein further be referred to in this engagement letter as the “Managers”.

You acknowledge that the procedures are appropriate for the Purpose of the engagement. We make no representation regarding the appropriateness of the procedures.

You have identified the Issuer as the party responsible for the asset pool data tape on which the agreed-upon procedures have been performed.

The services to be provided under this engagement letter are referred to as the “Services” throughout. Our standard Terms of Business are included in this engagement letter at Appendix 2.

The partner responsible for the engagement will be Louise Gill.

You acknowledge this agreed-upon procedures engagement is not an audit, review or assurance engagement. Accordingly, you understand that we will not express an opinion or an assurance conclusion.

Your responsibilities

In connection with the provision of the Services, we refer you to Clause 3 of our standard Terms of Business included in this engagement letter at Appendix 2. These confirm your responsibility for the provision of information and decision making in connection with the Services we are to provide. In addition, our delivery of the Services is dependent upon the Issuer fulfilling the following additional responsibilities:

•	Provide us with sufficient access and making available the asset pool data tape and all necessary records, correspondence, information and explanations to allow the successful completion of the Services.

•	Provide us with such other explanations that we consider necessary to carry out our work which will include written representations from the board of directors of the Issuer.

Professional ethics

We will conduct our engagement with integrity and objectivity and comply with specific requirements to meet ethical, professional, and regulatory standards. We will comply with the ethical requirements of the ICAEW Code of Ethics and the International Code of Ethics for Professional Accountants.

For the purpose of this engagement, there are no independence requirements with which we are required to comply.

Quality management

Our firm applies International Standard on Quality Management (UK) 1, Quality management for firms that perform audits or reviews of financial statements, or other assurance or related services engagements, and accordingly, maintains a comprehensive system of quality management including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Scope of our work

We will perform the procedures as defined in Appendix 3, which have been agreed by you and report to you the results of performing those procedures.

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In performing the Services, we will be processing Personal Data (as defined in the attached Terms of Business) as a data processor by carrying out the procedures set out above for the Purpose set out in this engagement letter. This Personal Data includes the following types of Personal Data for the following categories of data subjects:

•	names, contact details of your staff; and

•	pseudonymised account numbers and related information.

The obligations and rights in respect of this processing of Personal Data are set out in this engagement letter including the Terms of Business. We will be actively processing data until we issue you with our Report. Once our Report is issued, our processing will be limited to archiving the working papers and data files provided by you used to support our Report for six years as set out in the ICAEW’s rules and guidance.

Our processing of the contact details of your staff to carry out this engagement (e.g., to ask them for information and to send our invoices) is as a data controller, in accordance with clause 2.8 in the attached Terms of Business.

The scope of our work in preparing our Report will be limited solely to those procedures set out in Appendix 3. You are responsible for determining whether the scope of our work specified in this engagement letter is sufficient for your purposes and we make no representations regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

Our Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the Recipient Parties. If the scope and procedures do not meet your requirements, please tell us so that we can discuss and agree in writing a variation to the scope or additional or alternative procedures.

The procedures we perform will not constitute an audit, review or an assurance engagement of any kind and consequently no assurance will be expressed. We will not subject the information contained in our Report or given to us by the Issuer to checking or verification procedures except to the extent expressly stated in this engagement letter. This is normal practice when carrying out such limited-scope procedures, but contrasts significantly with, for example, an audit. The procedures we perform are not designed to and are not likely to reveal fraud or misrepresentation by the management of the Issuer (or others). Accordingly, we cannot accept responsibility for detecting fraud (whether by management or by external parties) or misrepresentation by the management of the Issuer.

Reporting

Upon completion of the procedures we will provide you with a Report of our factual findings, an example of which is attached at Appendix 3. Our Report will not express any opinion or overall conclusion on the procedures we have performed.

Our Report will be prepared solely for your exclusive use and solely for the Purpose set out in this engagement letter. Our Report is not to be used for any other purpose, recited to or referred to in any document, copied nor made available (in whole or in part) to any other party other than the Issuer and/or Managers without our prior written express consent (which shall not be unreasonably withheld or delayed) except that a copy may be included in the bible of the transaction documents memorialising the Issue, prepared for the Issuer and/or the Managers. We accept no duty, responsibility or liability to any other party in connection with the Report or this engagement. Nothing in this engagement letter shall prevent you from disclosing the Report to your professional advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement and/or referring to and/or producing the Report in court proceedings. The Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Recipient Party (an “Affiliate”) for internal information or internal discussion purposes only in connection with the Issue and their respective legal advisers, directors, officers, partners or employees (each an “Affiliate Party”) on a need to know basis provided that you ensure that such parties to whom the Report is made available understand and accept that (a) the Report is confidential and must not be disclosed to any other party without our prior written consent, except where required by law, court order or regulatory authority, (b) in respect of personal data, they are required to comply with the Data Protection Legislation, (c) the Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising you in connection with the Issue and (d) if they place reliance on the Report they will do so at their own risk and have no recourse to the Deloitte parties ((a) to (d) together the “Recipient Obligations”). Each Recipient Party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

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We acknowledge that you have indicated that you may request that we give access to the Report to certain rating agencies on a non-recourse basis. In preparing and signing the Report, we accept no duty, responsibility or liability to any other party (including any rating agency). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release our Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep our Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that our Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with the Report or this engagement.

Any Report provided pursuant to this engagement letter may not be used in connection with any obligations or responsibilities that you may have under any legislation, regulation and/or rule of law in the United States.

Other than to those who have validly accepted this engagement letter, we will not accept any duty, responsibility or liability to any party to whom the Report is shown or into whose hands it may come.

Terms of Business and liability provisions

The enclosed Terms of Business form an integral part of the engagement letter between us, and your attention is drawn to them.

Clause 1.3 shall be amended by deleting the last sentence and replacing it with “If there is a conflict between these Terms of Business and the Engagement Letter, the terms of the Engagement Letter will govern”.

Clause 1.8 shall be amended to read: “No party may assign or otherwise transfer the benefit of this Contract without the prior express written consent of the other, save that we may assign the benefit of this Contract to any of the Deloitte Parties and the Managers may assign any of such benefits, or such benefits may pass by operation of law, to any successor to all or part of its business without such consent, provided that notice is given to us prior to any step being taken by you to enforce any benefits hereunder. Other than as set out in Clause 1.8, neither of us will directly nor indirectly agree to assign or transfer any claim against the other arising out of this Contract to any other person.”

In relation to Clause 2.7 the data files provided to us to perform the procedures in Appendix 3 shall not be processed or transferred outside the UK or the EEA.

Clauses 2.4 to 2.6, 3.3, 4.4, 4.5, 4.9, 6.6, 7 and 8.1 will not apply to the Managers.

In Clause 3.4 the first word of the sentence shall be replaced by “The Issuer”.

Clause 4.1 shall be amended by adding the following wording to the end of the last sentence “or is required to be disclosed by applicable law or the order of a court of competent jurisdiction or a recognised stock exchange”.

Clause 4.2 is amended to “We each will be entitled to disclose Confidential Information to our legal advisors to protect our legitimate interests and to comply with any legal, professional or regulatory requirements. The Issuer agrees to reimburse any reasonable costs we may incur in complying with any such disclosure requirement relating to any of our Services to you imposed in any proceedings or regulatory process not involving any substantive claim or proceeding against us, provided that we notify you promptly and, where reasonably or legally possible, prior to disclosure”.

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Clause 4.3 will be amended to insert “and that we will be liable for any breach of this contract by any Deloitte Party or subcontractor” at the end of the sentence.

Only the first sentence of Clause 4.8 shall apply to the Managers.

Clause 4.10 of the Terms of Business shall not apply.

Clause 5.1 shall be amended by the deletion of “and any other deliverables (together” in the first sentence.

You agree that for the purpose of Clause 6.3 of the Terms of Business, our aggregate liability arising from or in any way in connection with this engagement shall not exceed £7,000,000 (seven million pounds sterling).

Clause 6.3 shall be amended so that the phrase “finally determined” is amended to read “determined”.

Clause 6.3.4 shall be amended so that the phrase “finally determined” in the first sentence is amended to read “determined”.

Clause 6.3.7 of the Terms of Business shall be deleted.

Clause 6.7 of the Terms of Business shall be deleted.

Fees

Our fees will be paid by the Issuer.

Assuming no undue complications and provided we do not agree to undertake additional work, our fee for the provision of Services (excluding disbursements and VAT) will be as per our proposals sent to Lorand Mattyus on 1 April 2026 and 22 April 2026.

For the avoidance of doubt, this fee covers our Services provided under this engagement letter and those provided under the ICMA engagement letter covering our work on the prospectus related to the Issue.

Clause zero

We are committed to working to keep engagement related emissions to a minimum in line with Science Based Targets consistent with a 1.5°C future. Where appropriate, Deloitte will provide our engagement team with tools to support sustainable delivery as part of broader efforts to upskill our people on climate and sustainability. We will aim to reduce travel for this engagement by considering the use of technology and hybrid working models, and reduce travel-related emissions by making low carbon choices when travel is required. These efforts may help you reduce your scope 3 emissions and will drive progress towards Deloitte’s WorldClimate commitments, including our aim to reduce business travel emissions by 55% per FTE by 2030 from our FY19 baseline.

Respect & inclusion behaviours

In relation to the engagement, we each agree to foster a culture and working environment where our people treat each other with respect, courtesy, and fairness (“Respect & inclusion behaviours”). We are committed to encouraging and enabling conversations to address any behaviours that are not aligned with the Respect & inclusion behaviours. If an individual would like to raise a concern, they should discuss the matter within their respective organisations in the first instance, following which a conversation between the Deloitte partner and the Issuer will be held to address the matter. The parties will communicate the steps taken to resolve the matter and will notify each other of the agreed outcomes. This section does not apply to the Managers.

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Acceptance of terms

We should be grateful if you would confirm acceptance of the terms of engagement on behalf of the Issuer and the Arranger and Lead Manager by signing below and returning a copy of this engagement letter and the Appendices.

This agreement may be executed in any number of counterparts, each of which, when executed shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

Yours faithfully

/s/ Deloitte LLP

Deloitte LLP

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Agreed, accepted and acknowledged for and on behalf of Foyt Finance Designated Activity Company:

Signed	Date
Name
Title

Agreed, accepted and acknowledged for and on behalf of Citibank Europe PLC and each of the Managers in Appendix 1:

Signed	Date
Name
Title
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Appendix 1

Names of the Managers

(Subject always to compliance with the requirements of paragraph 3 of the Engagement Letter)

None advised

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Appendix 2

Deloitte LLP
Terms of Business
Agreed-upon procedures

1       THE CONTRACT BETWEEN US

1.1	The whole of the contract between you (the “Client”, or “you”) and the UK limited liability partnership of Deloitte LLP (“Deloitte” or “we”) is described in the covering engagement letter, and any appendices and enclosures thereto other than these Terms of Business (“Engagement Letter”), and these Terms of Business, (together the “Contract”). Nothing we discussed prior to your signature of the Engagement Letter induced, nor forms part of, the Contract (including but not limited to any confidentiality agreements which, if any, you agree are terminated hereby) unless it is specifically set out in this Contract. No-one is authorised to agree any variations in the Terms of Business or the Contract unless any variations are documented and agreed in writing between us.

1.2	If we have already started work (e.g. by gathering information, project planning or giving initial advice) then you agree that this Contract applies retrospectively from the start of our work.

1.3	The definitions set out in these Terms of Business, the Engagement Letter and any appendices or enclosures shall have the same meaning throughout this Contract. If there is a conflict between these Terms of Business and the Engagement Letter, these Terms of Business govern.

1.4	If any provision of this Contract is determined to be illegal, void or unenforceable in whole or in part, such provision or the affected part shall be deemed not to form part of this Contract but all other provisions together with the remainder of the affected provision shall remain in full force and effect.

1.5	Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited (“DTTL”). For the purpose of this Contract, “Deloitte Parties” means all entities that are members of DTTL worldwide network and each of their subsidiaries, predecessors, successors and assignees, and all partners, principals, members, owners, directors, employees and agents of all such entities. Deloitte LLP (which for these purposes includes reference to its subsidiaries) uses the word “partner” in respect of its members and certain of its senior employees in its dealings with you to describe, respectively, a member and senior employee of Deloitte LLP in their capacity as such. A list of members of Deloitte LLP is available at the Companies House website. Deloitte LLP gives a number of its employees the title of “director”, which denotes that they are senior employees and not that they hold the office of director for the purposes of the Companies Act 2006.

Contracting parties and assignment

1.6	This Contract is between you and Deloitte. You agree that your relationship is solely with Deloitte as the entity contracting with you to provide the Services. Notwithstanding the fact that certain Services under the Contract may be carried out by personnel provided to Deloitte from other Deloitte Parties through service or other agreements, you agree that none of the Deloitte Parties (except Deloitte) will have any liability to you and that you will not bring any claim or proceedings of any nature (whether in contract, tort, breach of statutory duty or otherwise and including, but not limited to, a claim for negligence) in any way in respect of or in connection with this Contract against any of the Deloitte Parties (except Deloitte) or any subcontractors that we may use to provide the Services. The foregoing exclusion does not apply to any liability, claim or proceeding founded on an allegation of fraud or other liability that cannot be excluded under English law.

1.7	This Contract does not make either of us an agent or legal representative of the other, nor does it create a partnership or joint venture.

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1.8	Neither of us may assign or otherwise transfer the benefit of this Contract without the prior express written consent of the other, save that we may assign the benefit of this Contract to any of the Deloitte Parties, including any successor to our business. Further, neither of us will directly nor indirectly agree to assign or transfer any claim against the other arising out of this Contract to any other person.

Third party rights

1.9	No person who is not a party to this Contract other than the Deloitte Parties and our subcontractors if any, shall have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

1.10	This Contract can be varied without any third party’s consent.

2       OUR SERVICES AND RESPONSIBILITIES TO YOU

Data protection

2.1	In this clause, "Data Protection Legislation" means the EU General Data Protection Regulation 2016/679 and the Data Protection Act 2018; together with all other applicable legislation relating to privacy or data protection and including any statute or statutory provision which amends, extends, consolidates or replaces the same. The terms “personal data”, “data subject”, “controller", “processor” and “process” (and its derivatives) shall have the meanings given to them in the Data Protection Legislation.

2.2	Each of us shall comply with its obligations under Data Protection Legislation in respect of personal data processed by it in connection with the Contract and the Services ("Personal Data").

2.3	Subject to clause 2.8, we shall act as a processor in respect of any Personal Data provided to us in connection with the Services. The Engagement Letter sets out the scope of the processing carried out by us.

2.4	We shall:

i.	only process Personal Data: (a) to the extent necessary to provide the Services; (b) in accordance with your specific instructions (save to the extent, in our opinion, such instructions infringe the Data Protection Legislation, in which case we shall notify you); or (c) as required by any competent authority or applicable law;

ii.	implement appropriate technical and organisational measures to ensure a level of security appropriate to the risk relating to its processing of the Personal Data;

iii.	keep, and procure that its partners, employees and agents keep, Personal Data confidential in accordance with Deloitte’s confidentiality obligations contained in clause 4.1-4.6 below;

iv.	notify you without undue delay, and provide reasonable cooperation after becoming aware of a personal data breach relating to Personal Data in Deloitte’s possession or control;

v.	provide reasonable cooperation and assistance to you in relation to any request by a data subject to have access to Personal Data held about them or in relation to a reasonable request, allegation or complaint by a competent authority or data subject, including notifying you in writing without undue delay of receipt of any request (save to the extent prevented from doing so by applicable law);

vi.	be entitled to recover any reasonable costs incurred in assisting the Client in meeting its obligations under the Data Protection Legislation;and

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vii.	subject to clause 2.8 below, at your reasonable request, delete or return all Personal Data to you on termination or expiry of the Contract.

2.5	To the extent required by Data Protection Legislation, we shall maintain a record of our processing activities and provide such cooperation and information to you as is reasonably necessary for you to demonstrate compliance with Data Protection Legislation. Such cooperation shall include permitting you, at your sole cost and expense, to audit our compliance with this clause 2 provided that (unless expressly required otherwise by any competent authority):

i.	reasonable notice of not less than 30 days is given of any proposed audit and the parties shall, acting reasonably, agree the scope and parameters of any such audit;

ii.	to the extent the audit scope is covered in any audit carried out for Deloitte by an independent third party auditor within twelve months prior to the Client's audit request and there have been no material changes to the controls audited, Deloitte may share the report to the extent relevant to the Client and the disclosure of such report shall be deemed to satisfy the audit request made by the Client;

iii.	where, acting reasonably, a specific audit is still required by the Client, such audit shall be conducted during regular business hours, subject to Deloitte's policies and may not unreasonably interfere with Deloitte's business activities;

iv.	the audit shall be subject to Deloitte's duties of confidentiality owed to any of its clients or employees and shall not extend to Deloitte's subcontractors or Deloitte Parties; and

v.	the rights granted in this clause 2.5 may not be conducted more than once in any calendar year.

2.6	You authorise us to use any subcontractor, including any Deloitte Party, (subject to any restrictions on the user of subcontractors imposed by another clause of these terms of business) to process Personal Data as a subprocessor of Deloitte provided that we shall ensure that

i.	such processing is subject to a written contract or other legal act with such sub-processor containing data protection obligations no less onerous than those set out in this clause 2; and

ii.	we shall remain liable for the acts and omission of any such subprocessor with respect to the processing of Personal Data. A list of Deloitte's material subprocessors is set out on our website and any additional subprocessors material to this Contract are listed in the Engagement Letter. Any objection to an amendment to the centralised list of subprocessors, may be escalated for discussion pursuant to the dispute resolution procedure at clause 9.3 below.

2.7	We shall be entitled to process or transfer Personal Data to any jurisdiction including a jurisdiction outside the European Economic Area ("EEA") including to any subcontractor, provided that such transfer is permissible under Data Protection Legislation.

2.8	In addition to processing Personal Data as part of the Services, you acknowledge that we may also process Personal Data as a controller for the purpose of, or in connection with: (i) applicable legal, professional or regulatory requirements; (ii) requests and communications from competent authorities; and (iii) administrative, financial accounting, risk analysis and client relationship purposes. The provisions of Clauses 2.3 to 2.6 above shall not be deemed to apply to the processing of the Personal Data in connection with those purposes provided that Deloitte shall use reasonable endeavours to notify the Client of any request for Personal Data from a competent authority in accordance with subclause v of clause 2.4 above, save to the extent prevented from doing so by applicable law.

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3	YOUR RESPONSIBILITIES

3.1	You are responsible for determining that the scope of the Services is appropriate for your needs.

3.2	You agree that you remain solely responsible for managing all aspects of your business, for taking all decisions and operating all accounting, internal control or management information systems.

3.3	You will give us all the information that is necessary for the performance of the services. In this context, you agree we shall not be treated as being on notice of information given to us in the course of previous engagements and so all information that is relevant to the services must be given directly to the engagement team even if the same information has been given to us previously in the course of a different contract or engagement. Please note that, other than as set out in the Engagement Letter, we will not audit or otherwise test or verify the information provided to us in the course of the services.

3.4	You will also be responsible for paying the Charges in accordance with this Contract.

4	RESPONSIBILITIES TO EACH OTHER

Confidentiality

4.1	We each agree that where either of us is in possession of information about the other that is by its nature confidential, or is designated as such by the other (whether in writing or orally), including this Contract (“Confidential Information”), we each undertake to (i) keep it confidential; (ii) use it only for the purpose as set out in the Engagement Letter; and (iii) not to disclose it to any other person without the other’s prior written consent. These undertakings will not apply to any information that otherwise becomes generally publicly available, was possessed prior to the commencement of the Services (or prior to being designated as Confidential Information), or is lawfully acquired from a third party who is under no obligation of confidence or information which is or has been independently developed by the recipient.

4.2	We each will be entitled to disclose Confidential Information to our legal advisors to protect our legitimate interests and to comply with any legal, professional or regulatory requirement. You agree to reimburse any costs we may incur in complying with any such disclosure requirement relating to any of our Services to you imposed in any proceedings or regulatory process not involving any substantive claim or proceeding against us, provided that we notify you promptly and, where reasonably or legally possible, prior to disclosure.

4.3	You agree that we may share Confidential Information with any Deloitte Party and any subcontractors we use to provide the Services (or more generally to support our office administration) on the understanding that they will treat the information as Confidential Information in accordance with the provisions of this Contract.

4.4	Unless you tell us otherwise, we may in the performance of the Services attend meetings to discuss your affairs with your other advisers and may do so openly, free from any obligation to you of confidentiality.

4.5	When offering our services to others we may disclose to them that we have acted for you unless you instruct us to the contrary.

4.6	Nothing in this Contract will prevent or restrict any Deloitte Party from providing services to other clients (including services which are the same or similar to the Services) or using or sharing for any purpose any knowledge, experience and skills used in, gained or arising from performing the Services subject to the obligations of confidentiality set out in clause 4.1 even if those other clients’ interests are in competition with your own. Equally, you agree that to the extent that we possess information obtained under an obligation of confidentiality to another client or other third party, we are not obliged to disclose it to you or make use of it for your benefit, however relevant it may be to the Services.

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Conflicts of interest

4.7	It is our practice, in appropriate circumstances, to check for conflicts of interest before taking on engagements. Deloitte Parties provide many different professional services to clients and we cannot be certain that we will identify promptly all situations where there may be a conflict with your interests. Please notify us promptly of any potential conflict affecting this engagement of which you are, or become, aware.

Electronic communications

4.8	We each agree that where appropriate we may communicate with each other electronically over the internet (including by way of e-mail). Our personnel will also need access to our own systems and data. You agree that you will (at your discretion) i) allow our personnel to use a Deloitte Local Area Network at your premises; ii) and/or provide our personnel with analogue dial-up connections or an Ethernet connection to allow our hardware (typically Deloitte’s laptop computers used by members of the engagement team) to connect to our network via your internet communications facilities. Further, in order for our personnel to operate effectively and efficiently they may need access to your electronic data and also to your internet communications facilities for the purpose of the engagement. We will only access your internal networks, applications, data or other systems through the terminal hardware or software you make available to us for the purpose.

4.9	Access to your systems by our personnel will be subject to such conditions as you at your sole discretion consider necessary to protect the security and integrity of your data and systems.

Staff

4.10	We each agree not to offer employment to or solicit the other’s personnel who within 6 months of such action has been involved directly in the Services or otherwise connected to this Contract (except where an individual responds directly to a general recruitment campaign) nor use the services of any such personnel (either independently or via a third party) for a period of 6 months from the date that the individual concerned ceases to be permanently involved with the Services.

5       DELIVERABLES

Drafts and oral discussions

5.1	In formulating our conclusions, we may discuss ideas with you orally or show you drafts of our Report(s) and any other deliverables (together “Deliverables”) for your comment. We do this on the basis that you will not rely on any drafts or oral comments or advice unless their content is finalised and confirmed to you in writing in the final Deliverables. Accordingly, we will not be responsible if you choose to act, or refrain from acting, on the basis of any drafts or oral comments or advice. If you want to rely or act on oral comments, please let us know in order that we may deal with them in our final Deliverables. Furthermore, for your convenience, the Deliverables may be made available to you in draft or in electronic as well as hard copy format. Multiple copies and versions of documents may therefore exist in different media. In the case of any discrepancy, the signed hard copy of the final Deliverable is definitive.

Use of deliverables

5.2	Save as expressly provided by the Engagement Letter, the Deliverables and any other advice we provide to you are for your exclusive use and must be used solely for the purpose described in the Engagement Letter. They must not be used for any other purpose, recited or referred to in any document, copied or made available (in whole or in part) to any other person without our prior written express consent. You acknowledge that were you to do so (and without limitation) this could expose us to a risk that a third party who otherwise would not have access to the Deliverable (and/or Confidential Information as defined in clause 4 above), might claim to have relied upon the Deliverable (and/or Confidential Information) to its detriment and might bring or threaten to bring an action, claim or proceedings against us.

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5.3	Save as expressly provided by the Engagement Letter, no person other than you may rely on the Deliverables and/or information derived from them and we accept no responsibility to any other person to whom the Deliverables are shown or into whose hands they may come.

Post date events

5.4	We have no responsibility to update any Deliverable for events occurring after completion of this Contract (which, unless provided otherwise in the Engagement Letter, will be the date on which the final Deliverable is delivered or signed), nor to monitor its continuing relevance or suitability for your purposes.

Ownership

5.5	We will own and retain ownership of our working papers and in all other Deliverables. In circumstances where we may hold certain documents on your behalf, you agree that we may destroy them (together with any other documents related to the engagement) at any time after 6 years from conclusion of the work to which those documents relate.

5.6	You and we agree that neither of us will use the other’s name, trademarks, service marks, logos, trade names and/or branding without prior written consent.

6       LIABILITY PROVISIONS

6.1	We will perform the Services with reasonable skill and reasonable care.

6.2	When we are performing audit, review or attest services that are subject to the US Public Company Accounting Oversight Board (“PCAOB”) and/or US Securities and Exchange Commission (“SEC”) rules or professional standards, any clauses that result in a limitation of our liability do not apply.

6.3	Without prejudice to any defence which we may have, you agree that we will not be liable to you for any loss, liability, damage, cost, charge or expense of whatever nature and howsoever caused and including interest (together “Losses”) unless and then only to the extent that such Losses are finally determined to have resulted from our breach of contract or negligence, subject always to the following provisions:

6.3.1	We will not be liable for any Losses arising out of your use of our Deliverables or our advice for a purpose other than as set out in the Engagement Letter.

6.3.2	We will not be liable for Losses arising from the acts or omissions of any person other than Deloitte or any subcontractor (including any Deloitte Party) that we may use to provide the Services.

6.3.3	We will not be liable for Losses arising as a result of the provision of false, misleading or incomplete information or documentation by, or the withholding or concealment or misrepresentation of information or documentation, by any person other than the Deloitte Parties unless and then only to the extent that detection of such defect in the information or documentation or such withholding, concealment or misrepresentation should reasonably have been expected because it was evident without further enquiry from the information or documentation provided to us and expressly required to be considered by us pursuant to the provision of the Services.

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6.3.4	Any liability which we may have to you under or in connection with this Contract for Losses suffered by you shall (so far as permitted by law) be limited to such an amount as is finally determined to be just and equitable, having regard to the extent of responsibility for the Losses of us, you, (including your directors, officers, employees or agents), and any person other than us who is jointly or severally liable to you for all or part of the same Losses, provided always that Deloitte’s liability to you shall not under any circumstances exceed in aggregate the amount set out hereunder. Any limitation or exclusion or restriction on the liability of any such other person under any jurisdiction, whether arising under statute or contract or resulting from death, bankruptcy or insolvency, or any settlement of such liability agreed with you, shall be ignored for the purposes of determining whether that other person is liable to you and the extent of responsibility of that other person to you.

6.3.5	Our total liability of whatever nature, whether in contract, tort (including, without limitation, negligence), under statute or otherwise to you and to all other persons who we both have agreed may have the benefit of and rely on our work on the terms hereof, (you and they each a “Beneficiary”), for any and all Losses arising from or in any way in connection with this Contract shall not exceed the amount specified in the Engagement Letter or, if no amount is specified there, £100,000 (one hundred thousand pounds sterling).

6.3.6	Where there is more than one Beneficiary of the Services, the limitation in this clause 6.3 on our total liability to all Beneficiaries shall be apportioned by them amongst them. No Beneficiary shall dispute or challenge the validity, operation or enforceability of this clause on the grounds that no such apportionment has been so agreed or on the ground that the agreed share of the limitation amount so apportioned to any Beneficiary is unreasonably low.

6.3.7	In no event shall we be liable to you, whether in contract, statute, tort (including, without limitation, negligence) or otherwise for (i) loss or damage incurred as a result of third party claims; (ii) loss of profit, goodwill, business opportunity or anticipated savings, loss of or corruption to data, loss of revenues or wasted management or staff time; or (iii) incidental, special, punitive, exemplary, indirect or consequential loss or damage; (together, “Excluded Losses”) which you may suffer, howsoever caused and whether or not you or we knew, or ought to have known, that the Excluded Losses would be likely to be suffered.

6.4	Deloitte neither owes nor accepts any duty to any person other than you. No Deloitte Party shall be liable for any Losses suffered by any other person caused by that or any other person’s use of or reliance on our Deliverables or our advice.

6.5	Nothing in this Contract shall exclude, restrict (or prevent a claim being brought in respect of) any liability arising from fraud or other liabilities which cannot lawfully be limited or excluded.

6.6	You agree to indemnify and hold the Deloitte Parties harmless against all Losses which they incur in the defence and settlement (including meeting any judicially determined award of damages) of any demand, action, claim or proceeding brought by any third party arising as a result of the provision of false, misleading or incomplete information or documentation by, or the withholding or concealment or misrepresentation of information or documentation by, you, your directors, employees or agents unless and then only to the extent detection of such defect in the information or documentation or such withholding, concealment or misrepresentation, should reasonably have been expected because it was evident without further enquiry from the information or documentation provided to us and required to be considered by us pursuant to the provision of the services.

6.7	Any claim or action brought by you under or connection with this Contract must be brought within 24 months of the cause of action arising.

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7       CHARGES

7.1	We will render invoices in respect of the Services comprising our fees, out-of-pocket expenses and any charges of specialists, subcontractors and advisers, plus applicable taxes including VAT (together our “Charges”). These will be in accordance with any schedules set out in the Engagement Letter. Our fees are generally calculated on the basis of the time and level of staff required to conduct the Services during normal office hours.

7.2	Any estimate of the fees involved in the Services will be based upon our assessment of the work involved, taking account of any assumptions set out in the Engagement Letter. Unless we have agreed otherwise in the Engagement Letter, our fees may be adjusted if the Services prove more complex or time consuming than expected. We will let you know when we consider any estimate is likely to be exceeded.

7.3	Unless otherwise specified in the Engagement Letter, we will invoice our Charges monthly in arrears and a final invoice on completion of the Services. These invoices are due for settlement within 14 days of receipt. You agree that we are entitled to charge you interest on overdue invoices at 2% over the prevailing Royal Bank of Scotland plc base rate.

7.4	We will be entitled to receive all charges incurred up to the date of termination of this Contract for any reason other than for our breach of contract, a legal or regulatory finding against us, (where relevant) our independence having become impaired through our action or inaction, or our inability to provide the services.

8       TERMINATION

8.1	We each may terminate this Contract without notice in the event that the other becomes the subject of insolvency proceedings or calls any meeting of its creditors. Alternatively, either of us may terminate this Contract at any time on 30 days’ written notice to the other.

8.2	Should any action taken by you create a situation which amounts to a professional conflict of interest under the rules of the professional and/or regulatory bodies regulating the activities of the Deloitte Parties, we may terminate this Contract without penalty on written notice. We will inform you as soon as reasonably practicable of any situation that occurs that we become aware of that may create a professional conflict which could result in termination in accordance with this clause 8.2.

8.3	Any provisions of the Contract which either expressly, or by their nature, extend beyond the expiry or termination of this Contract shall survive such expiration or termination.

9       GENERAL TERMS OF BUSINESS

Quality of service

9.1	If, at any time, you believe our service to you could be improved, or if you are dissatisfied with any aspect of our services you should raise the matter with the partner responsible for providing the Services to you. If you would prefer to discuss the matter with someone other than that partner, or if you wish to make a complaint, please call or write to Allee Bonnard, UK Managing Partner for the Audit & Assurance practice.

9.2	We will investigate all complaints. You have the right to take any complaint up with the Institute of Chartered Accountants in England and Wales (the ICAEW). You may obtain an explanation of the mechanisms that operate in respect of a complaint to the ICAEW at www.icaew.co.uk/complaints or by writing to the ICAEW. To contact the ICAEW write to the Professional Standards Office, Level 1, Metropolitan House, 321 Avebury Boulevard, Milton Keynes, MK9 2FZ.

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Negotiation / mediation

9.3	We each agree that we will attempt in good faith to resolve any dispute or claim arising out of or in connection with the Contract promptly through negotiations between your senior executives and our management. If the matter is not resolved through negotiation then, prior to the commencement of legal proceedings, we will each attempt in good faith to resolve the dispute or claim by participating in an Alternative Dispute Resolution (ADR) procedure which, if not otherwise agreed, will be as recommended to us by the Centre for Effective Dispute Resolution. If the matter has not been resolved by an ADR procedure within 45 days of such procedure being commenced, then the matter may be dealt with through legal proceedings.

Legal and other obligations

9.4	Nothing in this Contract precludes us from taking such steps as are necessary in order to comply with any legal or regulatory requirement or any professional or ethical rules of any relevant professional body of which we or any of our partners or employees is, at the time, a member.

Force majeure

9.5	Neither of us will be liable for any delays or failures in performance or breach of contract due to events or circumstances beyond our reasonable control.

Governing law and jurisdiction

9.6	The Contract and our relationship (including all contractual and non-contractual rights and obligations arising out of or relating thereto) are governed by English law and the Courts of England and Wales shall have exclusive jurisdiction to settle any dispute that may arise in connection with this Contract and our relationship (including all contractual and non-contractual rights and obligations arising out of or relating thereto).

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Appendix 3

Illustrative report

This draft is furnished solely for the purpose of indicating the form of letter that we would expect to be able to provide pursuant to this engagement letter, the matters expected to be covered in the letter, and the nature of the procedures that we would expect to carry out with respect to such matters. The procedures outlined in this draft letter have been discussed between and agreed by the Recipient Parties (as defined in the engagement letter) and us. Unless further procedures are agreed, we shall assume that there are no additional procedures for us to follow. The text of the letter itself will depend, of course, on the results of the procedures, which we would not expect to complete until shortly before the letter is given and in no event before the First Cut-off Date, Second Cut-off Date, and Third Cut-off Date indicated therein.

This draft Report is confidential to the Recipient Parties and is subject to the restrictions on use specified in the engagement letter. No party is entitled to rely on this draft Report for any purpose and we accept no responsibility or liability to any party whatsoever in respect of the contents of this draft Report.

Private and Confidential

Report of Factual Findings - Proposed issue by Foyt Finance Designated Activity Company of auto loan-backed floating rate notes (the “Issue”)

The Directors

Foyt Finance Designated Activity Company

Fleming Court

Fleming's Place
Dublin 4,

Dublin, Ireland
D04 N4X9

(the “Issuer”)

Citibank Europe PLC
1 North Wall Quay
I F S C
Dublin
Co Dublin 1

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

Purpose of this agreed-upon procedures report

We have performed the following agreed-upon procedures in accordance with our engagement letter dated [insert date] (the “Engagement Letter”), a copy of which is attached as Appendix i. The agreed-upon procedures were performed solely to assist you in evaluating the validity of certain characteristics of loans (the “Loan Pool”).

Our responsibilities

We have conducted the agreed-upon procedures engagement in accordance with the Standards for Investment Reporting issued by the Financial Reporting Council of the United Kingdom

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Professional ethics

We conducted our engagement with integrity and objectivity and complied with specific requirements to meet ethical, professional, and regulatory standards. We complied with the ICAEW Code of Ethics and the International Code of Ethics for Professional Accountants ethical requirements.

For the purpose of this engagement, there are no independence requirements with which we are required to comply.

Quality management

Our firm applies International Standard on Quality Management (UK) 1, Quality management for firms that perform audits or reviews of financial statements, or other assurance or related services engagements, and accordingly, maintains a comprehensive system of quality management including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and findings – First Loan Pool

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed-upon Procedures”).

The [Issuer] provided us with a data file ‘filename.xls’ (the “First Pool Run”) containing an account number for each of the [no.] [loans/account numbers] in the Loan Pool.

A random sample of [number] loans was selected from the First Pool Run using the sampling approach below (the “First Sample”).

The [Issuer] then provided the data file(s) ‘filename.xls’ containing information for each loan in the First Sample (the “First Sample Pool”) as at [insert date to which the loan information relates date] (the “First Cut-off Date”).

We have carried out the agreed-upon procedures on the First Sample Pool during the period [date].

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed-upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.18 under the Agreed-upon Procedures sections below, have been limited to confirming that the selected attribute from the First Pool Run information relating to the First Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these Agreed-upon Procedures was the loan agreement and restructuring loan documents (together, the “Loan Agreement”), the payroll document and tax certificate (together, the “Loan Documentation”) and the AS400 live loan system (the “System”)].

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Objectives

The sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the First Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

1.	Agreed-upon Procedures

For each loan in the First Sample Pool we carried out the following Agreed-upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this Report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed-upon Procedures performed:

1.1.	Nature of Borrower

1.1.1.	For each loan in the First Sample Pool, we confirmed whether the borrower type shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the borrower type agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.1.2.	For each loan in the First Sample Pool, we confirmed that the borrower was not employed by the originator, as shown on the Loan Documentation. We found that the borrower was not employed by the originator, as shown on the Loan Documentation, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.2.	Borrower name

For each loan in the First Sample Pool, we confirmed whether the borrower name shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the borrower name agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.3.	Loan purpose

For each loan in the First Sample Pool, we confirmed whether the loan purpose shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the loan purpose agreed to the Loan Agreement, [except for x cases/with no exceptions].

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As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.4.	Loan formalisation

For each loan in the First Sample Pool, we confirmed whether the loan was formalised in a private contract or witnessed by a notary. We found that the loan was formalised in a private contract or witnessed by a notary, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.5.	Loan formalisation date

For each loan in the First Sample Pool, we confirmed whether the loan formalisation date shown on the First Sample Pool agreed, to within 30 days, to that shown on the Loan Agreement. We found that the loan formalisation date agreed, to within 30 days, to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.6.	Loan maturity date

For each loan in the First Sample Pool, we confirmed whether the loan maturity date shown on the First Sample Pool agreed to that shown on the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days. We found that the loan maturity date agreed to the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.7.	Original loan balance

For each loan in the First Sample Pool, we confirmed whether the original loan balance shown on the First Sample Pool agreed to that shown on the Loan Agreement. We found that the original loan balance agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.8.	Current loan balance

For each loan in the First Sample Pool, we confirmed whether the current loan balance shown on the First Sample Pool agreed to that shown on the System, as at the First Cut-off Date. We found that the original loan balance agreed to the System as at the First Cut-off Date, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

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1.9.	Interest rate

1.9.1.	For each loan in the First Sample Pool, we confirmed whether the current interest rate shown on the First Sample Pool agreed to that shown on the Loan Agreement, or in the case of loans with updated interest rates, to the System. We found that the current interest rate agreed to the Loan Agreement, or in the case of loans with updated interest rates, to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.9.2.	For each loan in the First Sample Pool, we confirmed whether the current interest rate shown on the First Sample Pool was fixed. We found that the current interest rate shown on the First Sample Pool was fixed, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.10	Third-party personal guarantee

For each loan in the First Sample Pool, we confirmed whether the third-party personal guarantee shown on the First Sample Pool agreed to that shown on the Loan Agreement. We found that the third-party personal guarantee agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.11.	Reservation of title

1.11.1.	For each loan in the First Sample Pool, we confirmed whether a reservation of title clause was shown on the Loan Agreement. We found that a reservation of title clause was shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.11.2	For each loan in the First Sample Pool, we confirmed whether the registered retention of title flag shown on the First Sample Pool agreed to the System. We found that the registered retention of title flag shown on the First Sample Pool agreed to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.12.	Payment due (€)

For each loan in the First Sample Pool, we confirmed whether the payment due amount shown on the First Sample Pool agreed to that shown on the System. We found that the payment due amount agreed to the System, [except for x cases/with no exceptions].

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As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.13.	Transfer of loan

For each loan in the First Sample Pool, we confirmed there was no restriction on free transmission of the loan, as shown on the Loan Agreement. We found that there was no restriction on free transmission of the loan, as shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.14.	Amortisation type

For each loan in the First Sample Pool, we confirmed whether the amortisation type shown on the First Sample Pool agreed to that shown on the Loan Agreement. We found that the amortisation type agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.15.	Vehicle identification number (chassis number or car registration number)

For each loan in the First Sample Pool, we confirmed whether the chassis number or car registration number shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the chassis number or car registration number shown on the First Sample Pool agreed with that shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.16.	Vehicle brand

For each loan in the First Sample Pool, we confirmed whether the vehicle brand shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the vehicle brand shown on the First Sample Pool agreed with that shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.17.	Employment type

For each loan in the First Sample Pool, we confirmed whether the employment type shown on the First Sample Pool agreed with that shown on the Loan Documentation or System. We found that the employment type agreed to the Loan Documentation or System, [except for x cases/with no exceptions].

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As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

1.18.	Insurance policy flag

For each loan in the First Sample Pool, we confirmed whether the insurance policy flag shown on the First Sample Pool agreed with that shown on the Loan Agreement. We found that the insurance policy flag agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the First Pool Run contained errors.

Procedures and findings – Second Loan Pool

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed-upon Procedures”).

The [Issuer] provided us with a data file ‘filename.xls’ (the “Second Pool Run”) containing an account number for each of the [no.] [loans/account numbers] in the Loan Pool.

A random sample of [number] loans was selected from the Second Pool Run using the sampling approach below (the “Second Sample”).

The [Issuer] then provided the data file(s) ‘filename.xls’ containing information for each loan in the Sample (the “Second Sample Pool”) as at [insert date to which the loan information relates date] (the “Second Cut-off Date”).

We have carried out the agreed-upon procedures on the Second Sample Pool during the period [date].

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed-upon Procedures related to the documentation and procedures that support the Second Sample Pool contained in the Second Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.6 under the Agreed-upon Procedures sections below, have been limited to confirming that the selected attribute from the Second Pool Run information relating to the Second Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these Agreed-upon Procedures was the loan agreement and restructuring loan documents (together, the “Loan Agreement”), the payroll document and tax certificate (together, the “Loan Documentation”) and the AS400 live loan system (the “System”)].

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Objectives

The sample sizes chosen were designed with the objective of us being able to state that there is a 99% confidence that not more than 1% of the population of the Second Pool Run contained an error in the relevant attribute. Where errors were found in the Second Sample Pool, we have re-calculated the percentage errors that there might be in the Second Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

2.	Agreed-upon Procedures

For each loan in the Second Sample Pool we carried out the following Agreed-upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this Report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed-upon Procedures performed:

2.1.	Loan maturity date

For each loan in the Second Sample Pool, we confirmed whether the loan maturity date shown on the Second Sample Pool agreed to the System, to within 30 days. We found that the loan maturity date agreed to the System, to within 30 days, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the Second Pool Run contained errors.

2.2.	Current loan balance

For each loan in the Second Sample Pool, we confirmed whether the current loan balance shown on the Second Sample Pool agreed to that shown on the System, as at the Second Cut-off Date. We found that the current loan balance agreed to the System as at the Second Cut-off Date, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the Second Pool Run contained errors.

2.3.	Interest rate

2.3.1	For each loan in the Second Sample Pool, we confirmed whether the current interest rate shown on the Second Sample Pool agreed to the System. We found that the current interest rate agreed to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the Second Pool Run contained errors.

2.3.2	For each loan in the Second Sample Pool, we confirmed whether the current interest rate shown on the Second Sample Pool was fixed. We found that the current interest rate shown on the Second Sample Pool was fixed, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the Second Pool Run contained errors.

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2.4.	Payment due (€)

For each loan in the Second Sample Pool, we confirmed whether the payment due amount shown on the Second Sample Pool agreed to that shown on the System. We found that the payment due amount agreed to the System, [except for x cases/with no exceptions].

2.5.	Principal Current Balance (€)

For each loan in the Second Sample Pool, we confirmed whether the principal current balance on the Second Sample Pool agreed to that shown on the System. We found that the principal current balance agreed to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the Second Pool Run contained errors.

2.6	Days Past Due

For each loan in the Second Sample Pool, we confirmed whether the days past due on the Second Sample Pool agreed to that shown on the System. We found that the days past due agreed to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 99% confidence that not more than x% of the Second Pool Run contained errors.

Procedures and findings – Third Loan Pool

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed-upon Procedures”).

The [Issuer] provided us with a data file ‘filename.xls’ (the “Third Pool Run”) containing an account number for each of the [no.] [loans/account numbers] in the Loan Pool.

A random sample of [number] loans was selected from the Third Pool Run using the sampling approach below (the “Third Sample”).

The [Issuer] then provided the data file(s) ‘filename.xls’ containing information for each loan in the Sample (the “Third Sample Pool”) as at [insert date to which the loan information relates date] (the “Third Cut-off Date”).

We have carried out the agreed-upon procedures on the Third Sample Pool during the period [date].

Approach to sampling

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed-upon Procedures related to the documentation and procedures that support the Third Sample Pool contained in the Third Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

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Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 3.1 to 3.16 under the Agreed-upon Procedures sections below, have been limited to confirming that the selected attribute from the Third Pool Run information relating to the Third Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct, and we have not sought to independently verify this information. The loan documentation used in these Agreed-upon Procedures was the loan agreement and restructuring loan documents (together, the “Loan Agreement”), the payroll document and tax certificate (together, the “Loan Documentation”) and the AS400 live loan system (the “System”)].

Objectives

The sample sizes chosen were designed with the objective of us being able to state that there is a 95% confidence that not more than 5% of the population of the Third Pool Run contained an error in the relevant attribute. Where errors were found in the Third Sample Pool, we have re-calculated the percentage errors that there might be in the Third Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purpose of the Issue.

3.	Agreed-upon Procedures

For each loan in the Third Sample Pool we carried out the following Agreed-upon Procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this Report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed-upon Procedures performed:

3.1.	Nature of Borrower

3.1.1.	For each loan in the Third Sample Pool, we confirmed whether the borrower type shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the borrower type agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.1.2.	For each loan in the Third Sample Pool, we confirmed that the borrower was not employed by the originator, as shown on the Loan Documentation. We found that the borrower was not employed by the originator, as shown on the Loan Documentation, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.2.	Loan purpose

For each loan in the Third Sample Pool, we confirmed whether the loan purpose shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the loan purpose agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

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3.3.	Loan formalisation

For each loan in the Third Sample Pool, we confirmed whether the loan was formalised in a private contract or witnessed by a notary. We found that the loan was formalised in a private contract or witnessed by a notary, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.4.	Loan formalisation date

For each loan in the Third Sample Pool, we confirmed whether the loan formalisation date shown on the Third Sample Pool agreed, to within 30 days, to that shown on the Loan Agreement. We found that the loan formalisation date agreed, to within 30 days, to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.5.	Loan maturity date

For each loan in the Third Sample Pool, we confirmed whether the loan maturity date shown on the Third Sample Pool agreed to that shown on the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days. We found that the loan maturity date agreed to the Loan Agreement, or in the case of novated loans or loans with early repayments, to the System, to within 30 days, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.6.	Original loan balance

For each loan in the Third Sample Pool, we confirmed whether the original loan balance shown on the Third Sample Pool agreed to that shown on the Loan Agreement. We found that the original loan balance agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.7.	Current loan balance

For each loan in the Third Sample Pool, we confirmed whether the current loan balance shown on the Third Sample Pool agreed to that shown on the System, as at the Third Cut-off Date. We found that the original loan balance agreed to the System as at the Third Cut-off Date, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

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3.8.	Interest rate

3.8.1.	For each loan in the Third Sample Pool, we confirmed whether the current interest rate shown on the Third Sample Pool agreed to that shown on the Loan Agreement, or in the case of loans with updated interest rates, to the System. We found that the current interest rate agreed to the Loan Agreement, or in the case of loans with updated interest rates, to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.8.2.	For each loan in the Third Sample Pool, we confirmed whether the current interest rate shown on the Third Sample Pool was fixed. We found that the current interest rate shown on the Third Sample Pool was fixed, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.9.	Reservation of title

3.9.1.	For each loan in the Third Sample Pool, we confirmed whether a reservation of title clause was shown on the Loan Agreement. We found that a reservation of title clause was shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.9.2.	For each loan in the Third Sample Pool, we confirmed whether the registered retention of title flag shown on the Third Sample Pool agreed to the System. We found that the registered retention of title flag shown on the Third Sample Pool agreed to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.10.	Payment due (€)

For each loan in the Third Sample Pool, we confirmed whether the payment due amount shown on the Third Sample Pool agreed to that shown on the System. We found that the payment due amount agreed to the System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.11.	Transfer of loan

For each loan in the Third Sample Pool, we confirmed there was no restriction on free transmission of the loan, as shown on the Loan Agreement. We found that there was no restriction on free transmission of the loan, as shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

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3.12.	Amortisation type

For each loan in the Third Sample Pool, we confirmed whether the amortisation type shown on the Third Sample Pool agreed to that shown on the Loan Agreement. We found that the amortisation type agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.13.	Vehicle identification number (chassis number or car registration number)

For each loan in the Third Sample Pool, we confirmed whether the chassis number or car registration number shown on the System agreed with that shown on the Loan Agreement. We found that the chassis number or car registration number shown on the System agreed with that shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.14.	Vehicle brand

For each loan in the Third Sample Pool, we confirmed whether the vehicle brand shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the vehicle brand shown on the Third Sample Pool agreed with that shown on the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.15.	Employment type

For each loan in the Third Sample Pool, we confirmed whether the employment type shown on the Third Sample Pool agreed with that shown on the Loan Documentation or System. We found that the employment type agreed to the Loan Documentation or System, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

3.16.	Insurance policy flag

For each loan in the Third Sample Pool, we confirmed whether the insurance policy flag shown on the Third Sample Pool agreed with that shown on the Loan Agreement. We found that the insurance policy flag agreed to the Loan Agreement, [except for x cases/with no exceptions].

As a result of the procedure performed there is a 95% confidence that not more than x% of the Third Pool Run contained errors.

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Limitations

The scope of our work in preparing this report (the “Report”) was limited solely to those procedures set out above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed.

You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

Our Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipient parties.

The procedures we performed did not constitute an audit, review or an assurance engagement of any kind and consequently we do not express any assurance on the characteristics of the Loan Pool. We did not subject the information contained in our Report or given to us by the Directors to checking or verification procedures except to the extent expressly stated above. This is normal practice when carrying out such limited scope procedures, but contrasts significantly with, for example, an audit. The procedures we performed were not designed to and are not likely to reveal fraud.

Had we performed additional procedures, or had we performed an audit, review or assurance engagement of the loan pool in accordance with International Standards on Auditing, International Standards on Review Engagements, International Standards on Assurance Engagements (or relevant national standards or practices), other matters might have come to our attention that would have been reported to you.

Use of Report

This Report is provided to you solely for your private information under the terms of our Engagement Letter and solely for the purpose of performing certain agreed-upon procedures on certain auto loans. This Report may not be recited or referred to in any other document, copied nor made available (in whole or in part) to any other party other than the Recipient Parties nor may the fact of the engagement and our name in connection with the engagement be disclosed, without our prior express written consent (which shall not be unreasonably withheld or delayed). Nothing in this letter shall prevent you from disclosing this Report to your legal advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement and/or referring to and/or producing the Report in court proceedings. The Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Recipient Party (an “Affiliate”) for internal information or internal discussion purposes only in connection with the Issue and their respective legal advisers, directors, officers, partners or employees (each an “Affiliate Party”) on a need to know basis provided that you ensure that such parties to whom the Report is made available understand and accept that (a) the Report is confidential and must not be disclosed to any other party without our prior written consent, except where required by law, court order or regulatory authority, (b) in respect of personal data, they are required to comply with the Data Protection Legislation, (c) the Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising you in connection with the Issue and (d) if they place reliance on the Report they will do so at their own risk and have no recourse to the Deloitte parties ((a) to (d) together the “Recipient Obligations”). Each Recipient Party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

We acknowledge that you have indicated that you may request that we give access to this Report to certain rating agencies on a non-recourse basis. In preparing and signing this Report, we accept no duty, responsibility or liability to any other party (including any rating agency). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release this Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep this Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that this Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with this Report or the engagement.

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This Report may not be used in connection with any obligations or responsibilities that you may have under any legislation, regulation and/or rule of law in the United States.

Other than those who have validly accepted the Engagement Letter, we will not accept any duty, responsibility or liability to any party to whom this Report is shown or into whose hands it may come.

Deloitte LLP

[Date of the agreed-upon procedures Report]

United Kingdom

Encl.

Appendix i Engagement Letter

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